Exhibit 10.3

SECURITY AGREEMENT–ALL PERSONAL PROPERTY ASSETS
SECURITY AGREEMENT

           This SECURITY AGREEMENT, dated as of November 1, 2005, (The "Agreement") between ETS Payphones, Inc., a Delaware corporation (the "Company"), and Empire Payphones, Inc., a New York corporation (hereinafter "Empire").

           WHEREAS, the Company has entered into the Management Agreement and Asset Sale Agreement dated as of November 1, 2005 (the "Agreements") with Empire, pursuant to which Empire, subject to the terms and conditions contained therein, is to make advances or otherwise to extend credit or financial accommodations to the Company; and

           WHEREAS, it is a condition precedent to Empire's making any advances or otherwise extending credit or financial accommodations to the Company under the Agreements (collectively, the "Advances") that the Company execute and deliver to Empire a security agreement in substantially the form hereof; and

           WHEREAS, to secure its obligations to repay the Advances made by Empire under the Agreements, including, without limitation, the Initial Payment, the Installment Payments, the Shortfall Advances and the Assumed Commissions paid, incurred, settled or otherwise resolved by Empire (as those terms are defined in, and the repayment obligation is described under, the Agreements), the Company wishes to grant a security interest in favor of Empire as herein provided;

           NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           1.       Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Agreements. The term "State", as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "Obligations", as used herein, means all of the indebtedness, obligations and liabilities of the Company to Empire, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Agreements or this Agreement, including, without limitation, the obligation to repay to Empire the Initial Payment, the Installment Payments, the Shortfall Advances and the Assumed Commissions paid, incurred, settled or otherwise resolved by Empire (as defined in, and required by, the Agreements), and the term "Event of Default", as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Agreements.

           2.       Grant of Security Interest.

2.1. Grant; Collateral Description. The Company hereby grants to Empire, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to Empire the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all of the Sale Assets (as defined in the Agreements) and any and all other personal and fixture property of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (including, if applicable, electronic documents), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).

           3.       Authorization to File Financing Statements. The Company hereby irrevocably authorizes Empire at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto or continuations thereof that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organizational identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Company agrees to furnish any such information to Empire promptly upon the Empire's request.

           4.       Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of Empire to enforce, Empire's security interest in the Collateral, the Company agrees, in each case at the Company's expense, to take the following actions with respect to the following Collateral and without limitation on the Company's other obligations contained in this Agreement:

4.1. Promissory Notes and Tangible Chattel Paper. If the Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to Empire, accompanied by such instruments of transfer or assignment duly executed in blank as Empire may from time to time specify.

4.2. Investment Property. If the Company shall, now or at any time hereafter, hold or acquire any certificated securities, the Company shall forthwith endorse, assign and deliver the same to Empire, accompanied by such instruments of transfer or assignment duly executed in blank as Empire may from time to time specify. If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall immediately notify Empire thereof and, at Empire's request and option, pursuant to an agreement in form and substance satisfactory to Empire, either (a) cause the issuer to agree to comply, without further consent of the Company or such nominee, at any time with instructions from Empire as to such securities, or (b) arrange for Empire to become the registered owner of the securities.

4.3. Collateral in the Possession of a Bailee. If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Company shall promptly notify Empire thereof and, at Empire's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Empire, that the bailee holds such Collateral for the benefit of Empire and such bailee's agreement to comply without further consent of the Company, at any time with instructions of Empire as to such Collateral. Empire agrees with the Company that Empire shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to the bailee.

4.4. Letter-of-credit Rights. If the Company is now, or at any time hereafter, a beneficiary under a letter of credit now or hereafter, the Company shall promptly notify Empire thereof and, at the request and option of Empire, the Company shall, pursuant to an agreement in form and substance satisfactory to Empire, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to Empire of the proceeds of the letter of credit or (b) arrange for Empire to become the transferee beneficiary of the letter of credit, with Empire agreeing, in each case, that the proceeds of the letter of credit are to be applied to the Company's Obligations under the Agreements.

4.5. Other Actions as to any and all Collateral. The Company further agrees, upon request of Empire and at Empire's option, to take any and all other actions as Empire may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of Empire to enforce, Empire's security interest in any and all of the Collateral, and grants Empire an irrevocable power of attorney to effectuate any of the same in the name and on behalf of Empire, including (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any relevant jurisdiction, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing Empire's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Empire to enforce, Empire's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Empire to enforce, Empire's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Empire, including any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Empire and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by Empire to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

           5.       Representations and Warranties Concerning Collateral, Etc. The Company represents and warrants to Empire as follows: (a) the Company is the owner of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Agreements, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, and (d) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

           6.       Notification to Account Debtors and Other Persons Obligated on Collateral. If either of the Agreements is terminated and the Obligations are not paid in accordance with the terms thereof, the Company shall, at the request and option of Empire, or Empire, in its own name, or on behalf of the Company, may notify account debtors and other persons obligated on any of the Collateral of the security interest of Empire in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to Empire or to any financial institution designated by Empire as Empire's agent therefor. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for Empire without commingling the same with other funds of the Company and shall turn the same over to Empire in the identical form received, together with any necessary endorsements or assignments. Empire shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Empire to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

           7.       Power of Attorney.

7.1. Appointment and Powers of Empire. The Company hereby irrevocably constitutes and appoints Empire and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Empire's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that are necessary to accomplish the purposes of this Agreement and, without limiting the foregoing, hereby gives said attorneys the power and right, on behalf of the Company to do the following:

(a) upon the Company's failure to pay the Obligations when due, to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State or any relevant jurisdiction and to do all acts and things which Empire deems necessary or useful to protect, preserve or realize upon the Collateral and Empire's security interest therein, in order to effect the intent of this Agreement and the Agreements, including (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if Empire so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that the Company's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as Empire may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

7.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

7.3. No Duty on Empire. The powers conferred on Empire hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Empire shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for Empire's own gross negligence or willful misconduct.

           8.       Rights and Remedies. If the Company fails to pay the Obligations when due, Empire, without any other notice to or demand upon the Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or any other relevant jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including the right to take possession and dispose of the Collateral, and for that purpose Empire may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Empire may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as Empire may reasonably designate. Empire shall provide to the Company at least five (5) business days prior written notice of the time and place of any public sale of Collateral or of the time at which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five (5) business days prior written notice of such sale or sales shall be reasonable notice.

           9.       Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Empire to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for Empire (a) to fail to incur expenses reasonably deemed significant by Empire to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (c) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (d) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (e) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (f) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (g) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (h) to dispose of assets in wholesale rather than retail markets, (i) to disclaim disposition warranties, (j) to purchase insurance or credit enhancements to insure Empire against risks of loss, collection or disposition of Collateral or to provide to Empire a guaranteed return from the collection or disposition of Collateral, or (k) to the extent deemed appropriate by Empire, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Empire in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 8 is to provide non-exhaustive indications of what actions or omissions by Empire would fulfill Empire's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in Empire's exercise of remedies against the Collateral and that other actions or omissions by Empire shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 8. Without limitation upon the foregoing, nothing contained in this Section 8 shall be construed to grant any rights to the Company or to impose any duties on Empire that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

           10.     No Waiver by Empire, etc. Empire shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by Empire. No delay or omission on the part of Empire in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Empire with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Empire deems expedient.

           11.     Suretyship Waivers by Company. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Empire may deem advisable. Empire shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof. The Company further waives any and all other suretyship defenses.

           12.     Marshaling. Empire shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Empire's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

           13. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address set forth in the Agreements.

           IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

ETS PAYPHONES, INC. By: Guy A. Longobardo, CEO

Accepted:

EMPIRE PAYPHONES, INC.

By:
          Andoni Economou
          Executive Vice President